Why Now? Why Mosaic? November 2014 The Mosaic Company

Click to edit Master title style 2 This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the Northern Promise Joint Venture, the acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF Industries, Inc. (“CF”) and Mosaic’s ammonia supply agreements with CF; repurchases of stock; other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to risks and uncertainties arising from the ability of the Northern Promise Joint Venture to obtain additional planned funding in acceptable amounts and upon acceptable terms, the future success of current plans for the Northern Promise Joint Venture and any future changes in those plans; difficulties with realization of the benefits of the transactions with CF, including the risks that the acquired assets may not be integrated successfully or that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with CF becomes disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or efforts to reduce the flow of excess nutrients into the Mississippi River basin, the Gulf of Mexico or elsewhere; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin, the Gulf Coast of the United States or Canada, and including potential hurricanes, excess heat, cold, snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, the liabilities Mosaic assumed in the Florida phosphate assets acquisition, or the costs of the Northern Promise Joint Venture, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines; other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Safe Harbor Statement

Click to edit Master title style 3 • In this cyclical industry, the positive secular trends continue. • Long-term value creation is predicated on effective capital deployment. • Capital deployment near the trough of the cycle maximizes value creation: – Depressed investment values – Increasing leverage to the upcycle • For Mosaic, and for our investors, now is the right time to invest. Investment Thesis

Why Now?

5 Long-term Attractive Secular Trends 1.75 2.00 2.25 2.50 2.75 3.00 3.25 3.50 3.75 775 800 825 850 875 900 925 950 975 80 85 90 95 00 05 10 15 20 25 30 MT Ha Mil Ha World Harvested Area and Average Yield Actual Area Forecast Area Actual Yield Required Yield 1980-10 Yield Trend Source: USDA and Mosaic The only way to meet the global demand for grain and oilseeds is to increase yield Increasing yield requires:  Sound crop nutrition  Continued Seed / Chemical innovation  Irrigation

Near-term Grain and Oilseed Stocks 6 Wide range of potential outcomes for 2015 606 579 494 407 469 462 426 438 513 570 549 537 521 586 626 15% 18% 20% 23% 25% 28% 30% 350 400 450 500 550 600 650 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14E 15F Million Tonnes World Grain & Oilseed Stocks USDA Mosaic 2015/16 Range Mosaic Medium Scenarios Stocks to Use Source: USDA and Mosaic

7 0 1 2 3 4 5 6 7 8 9 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 $ BU Corn Price Daily Close of Front Month Futures Contract Source: CME, CBOT Year Uncertainty in G&O Supply = Agriculture is Cyclical

8 $- $20 $40 $60 $80 $100 $120 $140 $160 MOS Source: Mosaic Valuations are Cyclical Bubble

Why Mosaic?

Phosphates: Scale and Strong Cost Position Largest and lowest quartile producer M os aic F L M os aic L A 0 50 100 150 200 250 300 350 400 450 500 550 600 0 5 10 15 20 25 30 35 40 US$/Tonne Million Tonnes 2014 DAP Industry Cost Curve fob Port Source: CRU and Mosaic 10 Top 10 Phosphate Producers in 2013 Based on 2013 production M osaic's P2 O 5 production includes CF Industries' phosphate business P2 O 5 production based on PACID and SSP production OCP P2 O 5 Production split between finished phosphate product use vs. PACID sold as such Source: Com pany reports, IFA, CRU, Fertecon and M osaic 0.0 2.0 4.0 6.0 OCP Mosaic PotashCorp PhosAgro Yuntianhua Vale Guizhou Kailin Group GCT Guizhou Wengfu Group Eurochem Million Nutrient Tonnes Finished Phosphate Production Phophoric Acid Sales

Based on 2013 production K 2 O production based on M OP, SOP, and KM S production Source: Com pany reports, IFA, CRU, Fertecon and M osaic 0.0 2.0 4.0 6.0 8.0 Uralkali Mosaic PotashCorp Belaruskali K+ S Israel Chemical Qinghai Salt Lake Agrium APC Vale Million Nutrient Tonnes Potash: Scale and Improving Cost Position Large and low cost producer. K3 optionality upside. 11 Top 10 Potash Producers in 2013 Mosaic Sask 0 25 50 75 100 125 150 175 200 225 250 275 300 0 10 20 30 40 50 60 70 US$/Tonne Million Tonnes 2014 MOP Industry Cost Curve fob Port Source: CRU and Mosaic Brine costs

Click to edit Master title style 12 Consistent Strategy; Consistent Execution + =

Pulling All The Levers 13 Volume x Margin = Value Grow by optimizing: • Operations • Production Mix • Product Mix Grow through: • Brownfield Potash Expansions • Strategic investments: • CF Phosphates • Ma’aden • ADM

14 Phosphate Growth Investments MicroEssentials DAP/MAP

Phosphates: Investing for Growth 15 $913 $1,568 $145 $200 $60 $165 $85 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 2013 Gross Margin Ma'aden CF Phosphate business ADM distribution business Raw materials (CF NH3, debottle, sulfur) MicroEssentials growth 2018 Gross Margin Forecast Phosphate Gross Margin Impact Million $ Source: Mosaic * Assumptions in appendix. Subject to risks and uncertainties including those stated in the Safe Harbor Statement. Ma’aden gross margin contribution excludes project debt service expense.

Potash: Investing for Growth 16 $1,104 $1,579 $65 $115 $295 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2013 Gross Margin Cost Savings Optimization of assets Growing volumes 2018 Gross Margin Forecast Potash Gross Margin Impact Million $ Source: Mosaic * Assumptions in the appendix. Subject to risks and uncertainties including those stated in the Safe Harbor Statement.

Sum of the Parts 17 $2,017 $3,167 $655 $475 $20 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 $3,200 $3,400 2013 Gross Margin Phosphates Initiatives Potash Initiatives Corporate Cost Savings 2018 Gross Margin Forecast Gross Margin Impact Source: Mosaic Million $ * Assumptions in the appendix. Subject to risks and uncertainties including those stated in the Safe Harbor Statement.

Click to edit Master title style 18 10.7 12.2 7.4 8.9 2.3 3.5 0 5 10 15 20 25 30 2013 2018 Forecast Finished Product Operating Capacity Potash Phosphates MicroEssentials® Million Tonnes Increasing Leverage to the Upcycle Source: Mosaic * Assumptions in the appendix. Subject to risks and uncertainties including those stated in the Safe Harbor Statement.

19 Including Capital Return to Shareholders  Returned nearly $3 billion to shareholder in 2014 through dividends and repurchases.  Repurchased $2.6 billion year-to-date as of October 27, 2014  $3 billion in cash and cash equivalents as of the end of Q3’2014  Includes $1 billion committed to ADM fertilizer business acquisition and RCRA asset retirement obligations  ~$400 million remaining under current board authorization

20 11 25 4 34 23 6 35 0 10 20 30 40 50 60 70 80 O p e rati n g Ca p a cit y T o n n e s p e r 1 0 0 0 s h a re s Capacity per Share Share Repurchases 2013 2018 Forecast Phosphate Capacity Increase Potash Capacity Increase * * Assumptions in the appendix. Based on current BOD authorization, not including any future repurchase authorizations. Subject to risks and uncertainties including those stated in the Safe Harbor Statement. Future Capacity per Share: Volume Source: Mosaic +43%

21 Source: Mosaic $4.7 $1.7 $1.1 $1.5 $9.0 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 2013 Phosphates Potash Share Repurchase / Corporate * 2018 Forecast Future Gross Margin per Share: Volume and Rate +91% 91% upside excluding any cyclical improvement • Assumptions in the appendix. Based on current BOD authorization, not including future repurchase authorizations. • Subject to risks and uncertainties including those stated in the Safe Harbor Statement. Gross Margin per Share

22 Analyst Day 2015 – March 30 - 31 The Mosaic Company

Phosphates:  Ma’aden JV contribution embedded in gross margin, actual reporting is as an equity investment under U.S. GAAP.  ADM business includes an incremental, 2 million tonnes of blended product plus synergies.  Raw material savings based on increased NH3 manufacturing based on de-bottlenecking vs. CRU published prices for 2018, lower costs from sulfur melting flexibility, and CF Industries ammonia off-take of 725k tonnes, which assumes difference between 2013 pricing and CF contract pricing.  MicroEssentials sales volume growth assumes 3.4 million tonnes in 2018 minus 2013 volumes multiplied by an assumed margin premium over DAP, not including incremental selling, general and administrative expenses.  Selling prices and raw material costs (other than those noted above) are considered flat to 2013.  Capacity increase based on 1.8 million tonnes from CF Industries phosphate acquisition and 0.9 million from Ma’aden JV. Potash:  Cost savings shown is net of 2% inflation.  Optimization of assets assumes 90% operating rate at lowest cost plants, based on 2013 production.  Growing volumes assumes 10.6 million tonnes of sales, based on 12.2 million tonnes of total capacity, in 2018.  Capacity increase based on approved expansions: 0.6 million at Belle Plaine, 0.5 million at Colonsay and 0.9 million at Esterhazy. Corporate:  Some cost savings occurred in calendar 2013.  Additionally, assumes some of the corporate savings are embedded in costs of goods sold. 23 Appendix: Assumptions All scenarios assuming pricing flat to 2013.

Global Phosphate Shipment Forecasts by Region

Million Tonnes DAP/MAP/TSP	2013	Oct Low 2014E	Oct High 2014E	Jul Low 2015E	Jul High 2015E	Oct Low 2015F	Oct High 2015F	Comments (Source: CRU and Mosaic. *Numbers may not sum to total due to rounding.*)
China	21.5	21.8	22.0	21.6	21.9	21.8	22.1	*Moderate growth forecast for 2014 is unchanged. Forecast for 2015 revised higher due to changes to ag commodity support policies.*
India	8.0	8.2	8.5	9.5	9.9	9.0	9.4	*2014 estimate lowered due to late monsoon, weaker DAP import economics, and a shift to NP/NPKs. Upside in 2015 driven by low channel stocks and positive farm economics.*
Other Asia/Oceania	6.7	6.8	7.2	7.1	7.5	6.9	7.3	*Principal change is lower forecast for Australia in both 2014 and 2015, while demand growth in most other countries is still expected to be flat or higher.*
Europe and FSU	4.8	4.5	4.6	4.5	4.7	4.5	4.7	*No changes made to the forecast, as recent reports of a slowdown in shipments was already factored into our forecast.*
Brazil	7.1	7.1	7.4	7.2	7.7	7.0	7.3	*Modest decline now forecast for 2015 due to weaker farm economics, including expectations of a significant drop in Safrinha corn acreage.*
Other Latin America	2.9	2.8	3.0	2.8	3.1	2.8	3.0	*Slight downward revisions made in both 2014 and 2015 due to lower ag commodity prices. Shipments are now expected to fall about 100,000 tonnes this year and hold flat in 2015.*
North America	9.3	8.9	9.0	8.6	8.9	8.6	8.9	*Shipments expected to shift a gear lower next year based on reductions in planted area and application rates (revised 2015 corn area forecast is ~88 million acres).*
Other	3.6	3.6	3.8	3.9	4.1	3.8	3.9	*Minor changes made in several countries. Demand is expected to be broadly flat in Africa while the Middle East is still forecast to rise moderately in 2015.*
Total	**64.0**	**63.6**	**65.4**	**65.4**	**67.6**	**64.5**	**66.5**	*Our 2014 range has been revised lower to 64-65mmt, mainly due to lowered expectations for India and Australia, and our point estimate is in the lower half of the range. Our revised 2015 forecast is lowered 1 mmt to 64.5-66.5, the result of a lower base in 2014 and weaker farm economics.*

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Global Potash Shipment Forecasts by Region

Muriate of Potash Million Tonnes (KCl)	2013	Oct Low 2014E	Oct High 2014E	July Low 2015F	July High 2015F	Oct Low 2015F	Oct High 2015F	Comments (Source: CRU, Fertecon and Mosaic. *Numbers may not sum to total due to rounding.*)
China	11.0	12.0	12.1	12.3	12.6	12.4	12.6	*Shipments are projected to total more than 12.0 mmt in 2014 and ~12.5 mmt in 2015 (net imports of 6.4 mmt, production of 5.6 mmt and a 0.5 mmt inventory drawdown).*
India	3.2	3.9	4.1	4.1	4.5	4.0	4.4	*India contracted for ~4.0 mmt in 2014 and is projected to import ~4.2 mmt in 2015. Import economics work due to moderate potash prices and profitable farm economics.*
Indonesia/Malaysia	4.1	4.5	4.6	4.6	4.8	4.7	4.9	*The demand rebound is expected to continue in 2015 due to still profitable palm oil economics, low channel inventories and continued moderate standard-grade prices.*
Other Asia/Oceania	4.2	4.4	4.6	4.5	4.6	4.5	4.7	*Modest gains are expected in 2015 as a result of gains mainly in Australia, Thailand and Vietnam coupled with generally stable use in most other countries.*
Europe and FSU	10.3	10.5	10.7	11.2	11.7	11.0	11.2	*Continued growth is expected in 2015 due to further increases in NPK production as well as greater direct application in the FSU and Eastern Europe.*
Brazil	8.3	8.9	9.0	8.5	8.8	8.4	8.7	*2015 shipments are projected to decline slightly due to lower crop prices. Imports are projected to decline to ~8.3 mmt with domestic deliveries of 0.3 mmt from Taquari.*
Other Latin America	2.4	2.4	2.5	2.5	2.6	2.5	2.6	*Continued steady growth led by Chile, Colombia, Mexico, Venezuela and several other Central American countries.*
North America	8.9	9.2	9.3	8.8	9.1	8.9	9.2	*Shipments are expected to decline modestly in 2015 due to lower overall acreage, slight drops in average application rates and chronic supply chain challenges.*
Other	1.3	1.4	1.5	1.7	1.8	1.5	1.6	*Moderate growth expected in other regions such as Africa and the Middle East.*
Total	**53.7**	**57.2**	**58.4**	**58.1**	**60.2**	**57.9**	**59.9**	*Our 2014 point estimate is 57.8 mmt and our 2015 point estimate is 58.9 mmt.*

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